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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 1996
                                                 -------------------------------


                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                           0-21526                   75-0675400
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



901 W. Walnut Hill Lane, Irving, Texas                      75038-1003
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (214) 580-4000
                                                   -----------------------------


                               Not Applicable
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(Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On September 14, 1995, the Boards of Directors of Zale Corporation, a Delaware corporation, and Zale Delaware, Inc., a Delaware corporation, (hereafter referred to as the "Company") approved the preparation and implementation of the Zale Delaware, Inc. Supplemental Executive Retirement Plan (the "Plan"), which was executed on behalf of the Company February 23, 1996, to be effective as of September 15, 1995. The purpose of the Plan is to provide eligible executives with the opportunity to receive payments each year after retirement equal to a portion of their Final Average Pay as defined below.

         A participant becomes vested in benefits in the Plan after completing five years of service with the Company after September 14, 1995. A participant also becomes vested in Plan benefits upon a change of control of the Company or the death or disability of the participant while an active employee. A retired participant who is vested is entitled to monthly payments continuing over the life of the participant (or, at the election of the participant, in a joint and 50% survivor annuity with his or her surviving spouse) commencing on the first day of the month immediately following the participant's 65th birthday. The amount of each payment is determined under the following formula:

                       Benefit Points x Final Average Pay
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                                      100

         Benefit Points are calculated based on a goal for earnings before interest, taxes, appreciation and amortization established each plan year by the Compensation Committee of the Company. The Final Average Pay means the average of the monthly base salary received by the participant from the Company in the 60-month period ending immediately prior to the participant's retirement or other termination from the Company.

         The Company plans to create a trust to be known as the "Zale Delaware, Inc. Supplemental Executive Retirement Trust" (the "Trust") for the purpose of holding assets contributed to the Trust to assist the Company in fulfilling its obligations under the Plan.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                 (c)      Exhibits.

                 99 Zale Delaware, Inc. Supplemental Executive Retirement Plan executed February 23, 1996, effective as of September 15, 1995.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZALE CORPORATION
                                        Registrant

                                        By:     /s/ Alan P. Shor
                                                --------------------------------
                                                Alan P. Shor
                                                Senior Vice President,
                                                General Counsel and Secretary
Date July 12, 1996
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                                 EXHIBIT INDEX

Exhibit
Number                    Description
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99       Zale Delaware, Inc. Supplemental Executive Retirement Plan executed
         February 23, 1996, effective as of September 15, 1995.